Exhibit 10.2

FIRST AMENDMENT TO THE CREDIT AGREEMENT

FIRST AMENDMENT (this “Amendment”), dated as of September 9, 2014, to the Credit Agreement dated as of May 27, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among Signet Group Limited, Signet Group Treasury Services Inc. and Sterling Jewelers Inc. (collectively, the “Borrowers”), Signet Jewelers Limited (the “Parent”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H :

WHEREAS, the parties hereto are parties to the Credit Agreement;

WHEREAS, the Borrowers have requested that the Lenders agree to make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to such amendments and other matters, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    DEFINITIONS.

1.1 Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2.    AMENDMENTS.

2.1 The definitions of “Consolidated EBITDA” and “Consolidated Net Interest Expense” in Section 1.01 of the Credit Agreement are hereby amended by replacing such definitions in their entirety with the following definitions:

(a) “Consolidated EBITDA” means, in respect of any Relevant Period, Consolidated Net Income plus, to the extent included in determining Consolidated Net Income, (i) interest expense (including, without limitation, interest expense under Capital Lease Obligations that is treated as interest in accordance with GAAP) for such Relevant Period (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing and net costs under interest rate Swap Agreements, the amortization of any debt financing and/or receivables financing fees, costs and expenses (or fees, costs and expenses of any amendment related thereto) and the amount of all fees, costs and expenses which have been incurred and/or paid by a member of the Group in relation to the execution and delivery of, or any amendment to, the Existing Credit Agreement, this Agreement, the Loan Documents or documentation in connection with any other debt financing and/or receivables financing, (ii) income tax expenses (benefits), (iii) depreciation and (iv) amortization, all calculated for the Group in accordance with GAAP on a consolidated basis; provided that, for the avoidance of doubt, Consolidated EBITDA shall exclude any material profits or losses recognized that result from the sale of a long-lived asset or a disposal group regardless of whether such a sale qualifies as a discontinued operation under FASB ASC 205-20, the costs associated with exit activities (as defined under FASB ASC 420-10 “Exit or Disposal Cost Obligations”), material infrequently occurring items and extraordinary items (in the case of extraordinary items as defined in FASB ASC 225-20 “Extraordinary and Unusual Items”) for such Relevant Period and as identified on the Compliance Certificate. For the purposes of calculating Consolidated EBITDA for any Relevant Period pursuant to any determination of the Leverage Ratio, (i) if at any time during such Relevant

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Period any member of the Group shall have made any Material Disposition, the Consolidated EBITDA for such Relevant Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Relevant Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Relevant Period and (ii) if during such Relevant Period any member of the Group shall have made a Material Acquisition, Consolidated EBITDA for such Relevant Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Relevant Period. As used in this definition, “Material Acquisition” means any acquisition of property or series of related acquisitions of property that (a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by members of the Group in excess of $50,000,000; and “Material Disposition” means any Disposition of property or series of related Dispositions of property that yields gross proceeds to members of the Group in excess of $50,000,000.

(b) “Consolidated Net Interest Expense” means, in respect of any Relevant Period, the interest expense required to be paid in cash or accrued (including without limitation interest expense under Capital Lease Obligations that is treated as interest in accordance with GAAP) of the Group calculated on a consolidated basis for such Relevant Period (including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing and net costs under interest rate Swap Agreements to the extent such net costs are allocable to such Relevant Period) in accordance with GAAP, minus the amount of any interest income received in cash or accrued by the Group in or in respect of such Relevant Period (including, without limitation, any periodic commission, fees, discounts and other finance payments receivable by the Group under any interest rate and/or currency hedging agreements or instruments).

SECTION 3.    CONDITIONS PRECEDENT. This Amendment shall become effective on the date (the “Effective Date”) on which all of the following conditions have been satisfied or waived:

(a)     Execution and Delivery. The Administrative Agent shall have received counterparts of this Amendment duly executed by (i) the Borrowers and (ii) the Required Lenders.

(b)     No Default. Both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the Effective Date.

(c)     Representations and Warranties. As of the Effective Date (both prior to and after giving effect to this Amendment) all representations and warranties contained in Section 4 shall be true and correct in all material respects.

For the purpose of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 3.

SECTION 4.    REPRESENTATIONS AND WARRANTIES. In order to induce the Required Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Required Lenders that (a) this Amendment has been duly authorized by all necessary organizational actions and, if required, actions by equity holders of such Borrower and (b) this Amendment has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 5.    CONTINUING EFFECT. Except as expressly amended, waived or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective

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terms. This Amendment shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrowers or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be construed to indicate the willingness of the Administrative Agent or the Lenders to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity. Any reference to the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include this Amendment.

SECTION 6.    GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.    SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the other Loan Parties, the Administrative Agent, the other Agents and the Lenders, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties. The execution and delivery of this Amendment by any Lender prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery.

SECTION 8.    ENTIRE AGREEMENT. This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the Agents, the Lenders and the Lenders, as applicable, with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any other Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Credit Agreement or the other Loan Documents.

SECTION 9.    LOAN DOCUMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 10.    COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.

SECTION 11.    HEADINGS. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

SIGNET GROUP LIMITED,
as a Borrower

By:	/s/ Mark Jenkins
Name: Mark Jenkins
Title: Director

SIGNET GROUP TREASURY SERVICES INC., as a Borrower

By:	/s/ Mark Jenkins
Name: Mark Jenkins
Title: Vice President and Secretary

STERLING JEWELERS INC., as a Borrower

By:	/s/ George S. Frankovich
Name: George S. Frankovich
Title: Vice President and Secretary

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and Lender

By:	/s/ Brendan Korb
Name: Brendan Korb
Title: Vice President

[Signature Page to First Amendment]

FIFTH THIRD BANK,
as a Lender

By:	/s/ Martin H. Mc Ginty
Name: Martin H. Mc Ginty
Title: Vice President

[Signature Page to First Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Valerie A. Geiger
Name: Valerie A. Geiger
Title: Senior Vice President

[Signature Page to First Amendment]

Citizens Bank, N.A.,
as a Lender

By:	/s/ Joshua Botnick
Name: Joshua Botnick
Title: Vice President

[Signature Page to First Amendment]

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Paul M. Angland
Name: Paul M. Angland
Title: Vice President

[Signature Page to First Amendment]

ABN AMRO CAPITAL USA, LLC,
as a Lender

By:	/s/ Michael Mondazzi
Name: Michael Mondazzi
Title: Vice President

By:	/s/ R. Bisscheroux
Name: R. Bisscheroux
Title: Director

[Signature Page to First Amendment]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Aarti Rao
Name: Aarti Rao
Title: Director

[Signature Page to First Amendment]

STANDARD CHARTERED BANK,
as a Lender

By:	/s/ Felipe Macia
Name: Felipe Macia
Title: Managing Director Syndications, Americas

By:	/s/ Hsing H. Huang
Name: Hsing H. Huang
Title: Associate Director

[Signature Page to First Amendment]

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark D. Rodgers
Name: Mark D. Rodgers
Title: Vice President

[Signature Page to First Amendment]

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Beth Rue
Name: Beth Rue
Title: Director

[Signature Page to First Amendment]